UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Mid Cap Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

9/30/09

MDV-ANN

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 16, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Allied World Assurance Co. Holdings Ltd.	2.2%
NVR, Inc.	2.0%
Aspen Insurance Holdings Ltd.	1.9%
Questar Corp.	1.5%
Noble Energy, Inc.	1.5%
Hasbro, Inc.	1.4%
Northeast Utilities	1.4%
Sherwin-Williams Co.	1.3%
Regions Financial Corp.	1.3%
CMS Energy Corp.	1.3%

Equity sectors
Financial Services	23.8%
Utilities & Communications	15.6%
Leisure	7.7%
Industrial Goods & Services	7.1%
Basic Materials	7.0%
Energy	6.0%
Autos & Housing	6.0%
Health Care	5.7%
Consumer Staples	5.7%
Retailing	5.5%
Technology	4.7%
Transportation	2.0%
Special Products & Services	2.0%

Percentages are based on net assets as of 9/30/09.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2009, Class A shares of the MFS Mid Cap Value Fund provided a total return of –3.95%, at net asset value. This compares with a return of –7.12% for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound

Management Review – continued

on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection and an underweighted position in the poor-performing financial services sector were major drivers for the fund’s positive relative performance. Strong contributors in this sector included real estate investment trust Mack-Cali Realty, specialty insurance and reinsurance company Allied World Assurance Holdings, and insurance company Metlife (aa)(g). The fund’s holdings of personal and commercial banking firm East West Bancorp (aa)(g) at the beginning of the period also boosted relative returns as the company significantly outperformed the benchmark.

Stock selection in the retailing sector contributed to relative performance. Our overweighted position in discount retailer Family Dollar Stores (g) in the early part of the reporting period, and the timing of our transactions in automotive parts retailer O’Reilly Automotive (g), had a positive effect on relative returns. Shares of O’Reilly Automotive rose as same-store sales growth increased due, in part, to consumer preference to maintain their older vehicles rather than make new purchases in the current economy.

Stock selection in the utilities and communications sector, along with our reducing the fund’s exposure to this sector in the second half of the reporting period, were both positive factors. Holdings of utility company PG&E (g), particularly in the earlier part of the period, proved beneficial as the company outperformed the benchmark during the crucial months of the financial crisis.

Overweighting in the technology sector was another contributor to positive relative results. The timing of our transactions in communications networking company Ciena added to relative performance as the fund was able to capture more of the stock’s upside performance than the benchmark.

Elsewhere in the fund, casual dining restaurants operator Darden Restaurants (aa) was among the fund’s top relative contributors.

The fund’s cash position also helped relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Management Review – continued

Detractors from Performance

Stock selection in the industrial goods and services sector was the primary detractor from relative performance. Holdings of electrical products manufacturer Wesco (g) and bearings manufacturer Timken (g) early in the reporting period weighed on relative returns. Shares of Timken fell as the company warned of a slowdown in both American and European markets for its industrial bearings and cut its earnings forecast.

Stock selection in each of the health care, energy, and leisure sectors also held back relative results. Among the fund’s top detractors within these sectors were health care products maker Cooper Companies (g) and offshore oil and gas company Helix Energy Solutions (g). The fund held both stocks at the beginning of the reporting period during which they substantially underperformed the benchmark.

Ownership of several financial stocks in the early months of the reporting period at the height of the financial crisis negatively affected relative performance. These included insurance companies, Genworth Financial and Hartford Financial Services (g), and real estate investment company Apartment Investment and Management (g). The timing of our transactions in financial services and banking firm PNC Financial Services (aa)(g), savings and loans holding company Peoples United Financial, and consumer products maker Clorox also hurt relative returns.

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective November 20, 2008, Kevin Schmitz and Brooks Taylor became co-managers of the fund. Previously, the fund was managed by Jonathan Sage.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 9/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	8/31/01	(3.95)%	1.13%	4.15%
B	11/01/01	(4.59)%	0.47%	4.63%
C	11/01/01	(4.65)%	0.46%	4.63%
I	11/01/01	(3.62)%	1.48%	5.67%
R1	4/01/05	(4.60)%	N/A	(1.71)%
R2	10/31/03	(4.11)%	0.88%	3.12%
R3	4/01/05	(3.91)%	N/A	(0.99)%
R4	4/01/05	(3.68)%	N/A	(0.73)%
529A	7/31/02	(4.03)%	0.91%	5.60%
529B	7/31/02	(4.77)%	0.25%	4.91%
529C	7/31/02	(4.67)%	0.26%	4.94%
Comparative benchmark
Russell Midcap Value Index (f)		(7.12)%	3.53%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(9.47)%	(0.06)%	3.39%
B With CDSC (Declining over six years from 4% to 0%) (x)		(8.40)%	0.18%	4.63%
C With CDSC (1% for 12 months) (x)		(5.60)%	0.46%	4.63%
529A With Initial Sales Charge (5.75%)		(9.54)%	(0.28)%	4.73%
529B With CDSC (Declining over six years from 4% to 0%) (x)		(8.57)%	(0.04)%	4.91%
529C With CDSC (1% for 12 months) (x)		(5.62)%	0.26%	4.94%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). The benchmark’s return for the period from the inception date of Class A shares, August 31, 2001, through the stated period end was 6.35%. No comparative benchmark information is provided for “life” periods for the fund’s other share classes.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2009 through September 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/09	Ending Account Value 9/30/09	Expenses Paid During Period (p) 4/01/09-9/30/09
A	Actual	1.25%	$1,000.00	$1,447.72	$7.67
	Hypothetical (h)	1.25%	$1,000.00	$1,018.80	$6.33
B	Actual	1.99%	$1,000.00	$1,443.10	$12.19
	Hypothetical (h)	1.99%	$1,000.00	$1,015.09	$10.05
C	Actual	1.99%	$1,000.00	$1,441.58	$12.18
	Hypothetical (h)	1.99%	$1,000.00	$1,015.09	$10.05
I	Actual	1.00%	$1,000.00	$1,450.07	$6.14
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
R1	Actual	1.99%	$1,000.00	$1,442.40	$12.18
	Hypothetical (h)	1.99%	$1,000.00	$1,015.09	$10.05
R2	Actual	1.50%	$1,000.00	$1,446.11	$9.20
	Hypothetical (h)	1.50%	$1,000.00	$1,017.55	$7.59
R3	Actual	1.25%	$1,000.00	$1,449.19	$7.67
	Hypothetical (h)	1.25%	$1,000.00	$1,018.80	$6.33
R4	Actual	1.00%	$1,000.00	$1,450.00	$6.14
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
529A	Actual	1.35%	$1,000.00	$1,447.09	$8.28
	Hypothetical (h)	1.35%	$1,000.00	$1,018.30	$6.83
529B	Actual	2.09%	$1,000.00	$1,441.86	$12.79
	Hypothetical (h)	2.09%	$1,000.00	$1,014.59	$10.56
529C	Actual	2.09%	$1,000.00	$1,441.36	$12.79
	Hypothetical (h)	2.09%	$1,000.00	$1,014.59	$10.56

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

9/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.8%
Issuer	Shares/Par	Value ($)

Aerospace - 1.6%
Goodrich Corp.	82,405	$4,477,888
Precision Castparts Corp.	58,523	5,961,738

		$10,439,626
Airlines - 0.9%
Southwest Airlines Co.	168,186	$1,614,586
UAL Corp. (a)	432,012	3,983,151

		$5,597,737
Automotive - 1.7%
Ford Motor Co. (a)	292,061	$2,105,760
Harley-Davidson, Inc.	259,046	5,958,058
Johnson Controls, Inc.	103,647	2,649,217

		$10,713,035
Broadcasting - 1.7%
CBS Corp., “B”	288,279	$3,473,762
Interpublic Group of Cos., Inc. (a)	970,968	7,301,679

		$10,775,441
Brokerage & Asset Managers - 2.8%
Affiliated Managers Group, Inc. (a)	97,819	$6,359,213
Deutsche Boerse AG	37,240	3,043,552
Interactive Brokers Group, Inc. (a)	92,542	1,838,810
TD AMERITRADE Holding Corp. (a)	345,663	6,781,908

		$18,023,483
Business Services - 0.7%
Dun & Bradstreet Corp.	56,276	$4,238,708

Chemicals - 1.2%
Celanese Corp.	110,878	$2,771,950
PPG Industries, Inc.	87,785	5,109,965

		$7,881,915
Computer Software - 2.1%
MicroStrategy, Inc., “A” (a)	94,437	$6,756,023
MSC.Software Corp. (a)	207,256	1,743,023
Parametric Technology Corp. (a)	130,782	1,807,407

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - continued
VeriSign, Inc. (a)	132,727	$3,144,303

		$13,450,756
Construction - 4.3%
Black & Decker Corp.	93,887	$4,346,029
NVR, Inc. (a)	20,570	13,110,701
Sherwin-Williams Co.	142,430	8,568,589
Toll Brothers, Inc. (a)	68,584	1,340,131

		$27,365,450
Consumer Products - 1.2%
Church & Dwight Co., Inc.	58,243	$3,304,708
Clorox Co.	73,780	4,339,740

		$7,644,448
Consumer Services - 1.3%
DeVry, Inc.	23,546	$1,302,565
H&R Block, Inc.	369,442	6,790,344

		$8,092,909
Containers - 1.8%
Ball Corp.	67,942	$3,342,746
Crown Holdings, Inc. (a)	65,532	1,782,470
Owens-Illinois, Inc. (a)	175,388	6,471,817

		$11,597,033
Electrical Equipment - 2.3%
AMETEK, Inc.	80,478	$2,809,487
Rockwell Automation, Inc.	181,020	7,711,452
W.W. Grainger, Inc.	48,551	4,338,517

		$14,859,456
Electronics - 1.2%
Flextronics International Ltd. (a)	601,004	$4,483,490
Linear Technology Corp.	114,685	3,168,747

		$7,652,237
Energy - Independent - 3.9%
CONSOL Energy, Inc.	58,934	$2,658,513
Newfield Exploration Co. (a)	105,538	4,491,697
Noble Energy, Inc.	145,901	9,623,630
Plains Exploration & Production Co. (a)	188,992	5,227,519
Ultra Petroleum Corp. (a)	64,440	3,154,982

		$25,156,341

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 4.5%
Flowers Foods, Inc.	99,416	$2,613,647
J.M. Smucker Co.	150,878	7,998,043
McCormick & Co., Inc.	131,766	4,472,138
Mead Johnson Nutrition Co., “A”	140,546	6,340,030
Ralcorp Holdings, Inc. (a)	87,337	5,106,594
Smithfield Foods, Inc. (a)	148,600	2,050,680

		$28,581,132
Food & Drug Stores - 0.8%
Safeway, Inc.	262,555	$5,177,585

Gaming & Lodging - 2.3%
Ameristar Casinos, Inc.	195,131	$3,079,167
Penn National Gaming, Inc. (a)	55,761	1,542,349
Royal Caribbean Cruises Ltd. (a)	146,360	3,524,349
Starwood Hotels & Resorts Worldwide, Inc.	197,525	6,524,251

		$14,670,116
General Merchandise - 0.9%
Macy’s, Inc.	328,747	$6,012,783

Insurance - 9.7%
Allied World Assurance Co. Holdings Ltd.	299,516	$14,355,802
Aon Corp.	118,000	4,801,420
Aspen Insurance Holdings Ltd.	462,279	12,236,525
Employers Holdings, Inc.	490,954	7,599,968
Endurance Specialty Holdings Ltd.	206,004	7,512,966
Genworth Financial, Inc.	213,754	2,554,360
Lincoln National Corp.	277,294	7,184,688
Prudential Financial, Inc.	111,975	5,588,672

		$61,834,401
Leisure & Toys - 2.3%
Electronic Arts, Inc. (a)	186,684	$3,556,330
Hasbro, Inc.	333,950	9,267,113
THQ, Inc. (a)	253,416	1,733,365

		$14,556,808
Machinery & Tools - 3.2%
AGCO Corp. (a)	112,814	$3,117,051
Eaton Corp.	113,797	6,439,772
Gardner Denver, Inc. (a)	129,473	4,516,018
Kennametal, Inc.	153,076	3,767,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - continued
RTI International Metals, Inc. (a)	97,993	$2,441,006

		$20,281,047
Major Banks - 1.3%
Regions Financial Corp.	1,321,805	$8,208,409

Medical & Health Technology & Services - 2.2%
DaVita, Inc. (a)	49,755	$2,818,123
Laboratory Corp. of America Holdings (a)	39,297	2,581,813
LifePoint Hospitals, Inc. (a)	127,579	3,452,288
Patterson Cos., Inc. (a)	76,096	2,073,616
VCA Antech, Inc. (a)	112,081	3,013,858

		$13,939,698
Medical Equipment - 3.5%
Covidien PLC	95,890	$4,148,201
DENTSPLY International, Inc.	117,112	4,045,048
PerkinElmer, Inc.	342,247	6,584,832
Smith & Nephew PLC	530,917	4,755,762
Waters Corp. (a)	58,053	3,242,841

		$22,776,684
Metals & Mining - 1.2%
Cliffs Natural Resources, Inc.	177,810	$5,753,932
Steel Dynamics, Inc.	125,570	1,926,244

		$7,680,176
Natural Gas - Distribution - 5.6%
AGL Resources, Inc.	123,920	$4,370,658
EQT Corp.	120,158	5,118,731
NiSource, Inc.	138,559	1,924,585
ONEOK, Inc.	127,152	4,656,306
Questar Corp.	262,083	9,843,837
Sempra Energy	98,809	4,921,676
South Jersey Industries, Inc.	54,618	1,928,015
Spectra Energy Corp.	166,968	3,162,374

		$35,926,182
Network & Telecom - 1.4%
Ciena Corp. (a)	257,939	$4,199,247
Tellabs, Inc. (a)	663,140	4,588,929

		$8,788,176

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - 2.1%
Exterran Holdings, Inc. (a)	105,459	$2,503,597
Noble Corp.	95,723	3,633,645
Pride International, Inc. (a)	70,574	2,148,273
Smith International, Inc.	186,915	5,364,460

		$13,649,975
Other Banks & Diversified Financials - 5.0%
Discover Financial Services	296,530	$4,812,682
NewAlliance Bancshares, Inc.	224,206	2,399,004
Ocwen Financial Corp. (a)	331,392	3,751,357
People’s United Financial, Inc.	298,107	4,638,545
SVB Financial Group (a)	140,811	6,092,892
TCF Financial Corp.	422,194	5,505,410
Washington Federal, Inc.	300,184	5,061,102

		$32,260,992
Railroad & Shipping - 0.3%
Norfolk Southern Corp.	45,840	$1,976,162

Real Estate - 5.0%
Annaly Mortgage Management, Inc., REIT	363,770	$6,598,788
Entertainment Property Trust, REIT	220,400	7,524,456
Host Hotels & Resorts, Inc., REIT	348,400	4,100,668
Kilroy Realty Corp., REIT	273,950	7,599,373
Mack-Cali Realty Corp., REIT	185,310	5,991,072

		$31,814,357
Restaurants - 1.4%
Darden Restaurants, Inc.	118,763	$4,053,381
Wendy’s/Arby’s Group, Inc., “A”	1,018,076	4,815,499

		$8,868,880
Specialty Chemicals - 2.8%
Air Products & Chemicals, Inc.	75,138	$5,829,206
Airgas, Inc.	71,725	3,469,338
FMC Corp.	67,404	3,791,475
RPM International, Inc.	252,393	4,666,747

		$17,756,766
Specialty Stores - 3.8%
Abercrombie & Fitch Co., “A”	204,947	$6,738,657
Advance Auto Parts, Inc.	82,492	3,240,286
AnnTaylor Stores Corp. (a)	95,673	1,520,244

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - continued
Nordstrom, Inc.	152,589	$4,660,068
PetSmart, Inc.	179,232	3,898,296
Tiffany & Co.	117,896	4,542,533

		$24,600,084
Telecommunications - Wireless - 0.2%
MetroPCS Communications, Inc. (a)	124,219	$1,162,690

Telephone Services - 2.9%
CenturyTel, Inc.	162,202	$5,449,987
Frontier Communications Corp.	485,959	3,664,131
Virgin Media, Inc.	363,311	5,057,289
Windstream Corp.	469,920	4,760,290

		$18,931,697
Trucking - 0.8%
TNT N.V.	197,121	$5,290,298

Utilities - Electric Power - 6.9%
AES Corp. (a)	272,928	$4,044,793
Allegheny Energy, Inc.	119,682	3,173,967
CMS Energy Corp.	607,302	8,137,847
DPL, Inc.	108,110	2,821,671
DTE Energy Co.	159,302	5,597,872
Great Plains Energy, Inc.	84,580	1,518,211
Northeast Utilities	379,730	9,014,790
NRG Energy, Inc. (a)	230,732	6,504,335
OGE Energy Corp.	100,463	3,323,316

		$44,136,802
Total Common Stocks (Identified Cost, $523,477,951)		$632,370,475

Money Market Funds (v) - 1.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value	12,338,368	$12,338,368
Total Investments (Identified Cost, $535,816,319)		$644,708,843

Other Assets, Less Liabilities - (0.7)%		(4,555,119)
Net Assets - 100.0%		$640,153,724

Portfolio of Investments – continued

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $523,477,951)	$632,370,475
Underlying funds, at cost and value	12,338,368
Total investments, at value (identified cost, $535,816,319)	$644,708,843
Foreign currency, at value (identified cost, $12,771)	13,440
Receivables for
Fund shares sold	426,951
Dividends	1,113,646
Other assets	1,026
Total assets	$646,263,906
Liabilities
Payables for
Fund shares reacquired	$5,733,805
Payable to affiliates
Investment adviser	84,370
Shareholder servicing costs	189,152
Distribution and service fees	4,230
Administrative services fee	622
Program manager fees	7
Payable for independent Trustees’ compensation	24
Accrued expenses and other liabilities	97,972
Total liabilities	$6,110,182
Net assets	$640,153,724
Net assets consist of
Paid-in capital	$824,716,623
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	108,893,069
Accumulated net realized gain (loss) on investments and foreign currency transactions	(296,167,827)
Undistributed net investment income	2,711,859
Net assets	$640,153,724
Shares of beneficial interest outstanding	64,400,752

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$118,140,038	12,016,537	$9.83
Class B	22,224,158	2,337,370	9.51
Class C	17,003,079	1,789,853	9.50
Class I	467,782,014	46,699,875	10.02
Class R1	1,423,860	151,626	9.39
Class R2	11,193,354	1,158,597	9.66
Class R3	882,730	89,730	9.84
Class R4	146,928	14,895	9.86
Class 529A	769,348	79,205	9.71
Class 529B	196,262	21,098	9.30
Class 529C	391,953	41,966	9.34

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $10.43 and $10.30, respectively. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$11,877,822
Interest	12,830
Dividends from underlying funds	20,713
Foreign taxes withheld	(65,541)
Total investment income		$11,845,824
Expenses
Management fee	$4,029,643
Distribution and service fees	708,133
Program manager fees	1,021
Shareholder servicing costs	1,402,628
Administrative services fee	112,507
Independent Trustees’ compensation	23,493
Custodian fee	134,437
Shareholder communications	52,592
Auditing fees	30,015
Legal fees	18,712
Miscellaneous	148,491
Total expenses		$6,661,672
Fees paid indirectly	(939)
Reduction of expenses by investment adviser	(575,017)
Net expenses		$6,085,716
Net investment income		$5,760,108
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(285,691,842)
Foreign currency transactions	(32,464)
Net realized gain (loss) on investments and foreign currency transactions		$(285,724,306)
Change in unrealized appreciation (depreciation)
Investments	$253,736,931
Translation of assets and liabilities in foreign currencies	545
Net unrealized gain (loss) on investments and foreign currency translation		$253,737,476
Net realized and unrealized gain (loss) on investments and foreign currency		$(31,986,830)
Change in net assets from operations		$(26,226,722)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2009	2008
Change in net assets
From operations
Net investment income	$5,760,108	$6,998,572
Net realized gain (loss) on investments and foreign currency transactions	(285,724,306)	2,932,775
Net unrealized gain (loss) on investments and foreign currency translation	253,737,476	(239,709,157)
Change in net assets from operations	$(26,226,722)	$(229,777,810)
Distributions declared to shareholders
From net investment income	$(7,896,348)	$(8,880,009)
From net realized gain on investments	—	(78,369,341)
Total distributions declared to shareholders	$(7,896,348)	$(87,249,350)
Change in net assets from fund share transactions	$(34,782,477)	$132,170,445
Total change in net assets	$(68,905,547)	$(184,856,715)
Net assets
At beginning of period	709,059,271	893,915,986
At end of period (including undistributed net investment income of $2,711,859 and $4,997,127, respectively)	$640,153,724	$709,059,271

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.37	$15.15	$13.47	$14.45	$13.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.13	$0.05	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	(3.50)	2.00	0.56	2.56
Total from investment operations	$(0.44)	$(3.42)	$2.13	$0.61	$2.55
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.13)	$(0.05)	$—	$—
From net realized gain on investments	—	(1.23)	(0.40)	(1.59)	(1.23)
Total distributions declared to shareholders	$(0.10)	$(1.36)	$(0.45)	$(1.59)	$(1.23)
Net asset value, end of period	$9.83	$10.37	$15.15	$13.47	$14.45
Total return (%) (r)(s)(t)	(3.95)	(24.36)	16.12	4.41	20.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.34	1.29	1.34	1.36
Expenses after expense reductions (f)	1.29	1.34	1.29	1.34	1.35
Net investment income (loss)	0.93	0.64	0.85	0.34	(0.07)
Portfolio turnover	145	69	56	122	126
Net assets at end of period (000 omitted)	$118,140	$144,892	$148,571	$146,373	$142,972

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$9.97		$14.57		$13.01	$14.10	$12.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$(0.00	)(w)	$0.03	$(0.04)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)		(3.37)		1.93	0.54	2.52
Total from investment operations	$(0.46)		$(3.37)		$1.96	$0.50	$2.42
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—		$—	$—	$—
From net realized gain on investments	—		(1.23)		(0.40)	(1.59)	(1.23)
Total distributions declared to shareholders	$(0.00	)(w)	$(1.23)		$(0.40)	$(1.59)	$(1.23)
Net asset value, end of period	$9.51		$9.97		$14.57	$13.01	$14.10
Total return (%) (r)(s)(t)	(4.59)		(24.84)		15.31	3.68	19.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11		1.99		1.94	1.99	2.01
Expenses after expense reductions (f)	2.00		1.99		1.94	1.99	2.00
Net investment income (loss)	0.24		(0.03)		0.20	(0.33)	(0.73)
Portfolio turnover	145		69		56	122	126
Net assets at end of period (000 omitted)	$22,224		$34,037		$72,726	$88,922	$113,672

Class C	Years ended 9/30
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$9.98	$14.58		$13.01	$14.10	$12.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.00	)(w)	$0.03	$(0.04)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.49)	(3.37)		1.94	0.54	2.51
Total from investment operations	$(0.47)	$(3.37)		$1.97	$0.50	$2.41
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.00	)(w)	$—	$—	$—
From net realized gain on investments	—	(1.23)		(0.40)	(1.59)	(1.23)
Total distributions declared to shareholders	$(0.01)	$(1.23)		$(0.40)	$(1.59)	$(1.23)
Net asset value, end of period	$9.50	$9.98		$14.58	$13.01	$14.10
Total return (%) (r)(s)(t)	(4.65)	(24.80)		15.38	3.68	19.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	1.99		1.94	1.99	2.01
Expenses after expense reductions (f)	2.00	1.99		1.94	1.99	2.00
Net investment income (loss)	0.23	(0.02)		0.20	(0.31)	(0.72)
Portfolio turnover	145	69		56	122	126
Net assets at end of period (000 omitted)	$17,003	$21,381		$41,066	$39,939	$42,162

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.59	$15.43	$13.72	$14.65	$13.25
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13	$0.18	$0.10	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.53)	(3.57)	2.04	0.56	2.59
Total from investment operations	$(0.43)	$(3.44)	$2.22	$0.66	$2.63
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)	$(0.11)	$—	$—
From net realized gain on investments	—	(1.23)	(0.40)	(1.59)	(1.23)
Total distributions declared to shareholders	$(0.14)	$(1.40)	$(0.51)	$(1.59)	$(1.23)
Net asset value, end of period	$10.02	$10.59	$15.43	$13.72	$14.65
Total return (%) (r)(s)	(3.62)	(24.07)	16.47	4.72	20.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	0.99	0.94	0.99	1.01
Expenses after expense reductions (f)	1.00	0.99	0.94	0.99	1.00
Net investment income	1.20	1.01	1.21	0.72	0.28
Portfolio turnover	145	69	56	122	126
Net assets at end of period (000 omitted)	$467,782	$493,192	$610,121	$498,403	$386,860

Class R1	Years ended 9/30
	2009	2008		2007	2006	2005 (i)
Net asset value, beginning of period	$9.89	$14.54		$12.99	$14.09	$13.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.00	)(w)	$0.01	$(0.04)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.49)	(3.36)		1.94	0.53	1.12	(g)
Total from investment operations	$(0.47)	$(3.36)		$1.95	$0.49	$1.06
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.06)		$—	$—	$—
From net realized gain on investments	—	(1.23)		(0.40)	(1.59)	—
Total distributions declared to shareholders	$(0.03)	$(1.29)		$(0.40)	$(1.59)	$—
Net asset value, end of period	$9.39	$9.89		$14.54	$12.99	$14.09
Total return (%) (r)(s)	(4.60)	(24.89)		15.25	3.61	8.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.03		2.09	2.19	2.21	(a)
Expenses after expense reductions (f)	2.00	2.03		2.04	2.09	2.20	(a)
Net investment income (loss)	0.20	(0.00)		0.07	(0.32)	(0.83	)(a)
Portfolio turnover	145	69		56	122	126
Net assets at end of period (000 omitted)	$1,424	$1,516		$1,215	$849	$313

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.21	$14.93	$13.29	$14.31	$13.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.07	$0.08	$0.01	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	(3.46)	1.99	0.56	2.54
Total from investment operations	$(0.46)	$(3.39)	$2.07	$0.57	$2.48
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.10)	$(0.03)	$—	$—
From net realized gain on investments	—	(1.23)	(0.40)	(1.59)	(1.23)
Total distributions declared to shareholders	$(0.09)	$(1.33)	$(0.43)	$(1.59)	$(1.23)
Net asset value, end of period	$9.66	$10.21	$14.93	$13.29	$14.31
Total return (%) (r)(s)	(4.11)	(24.49)	15.80	4.16	19.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.51	1.63	1.74	1.76
Expenses after expense reductions (f)	1.50	1.51	1.59	1.64	1.75
Net investment income (loss)	0.70	0.59	0.52	0.09	(0.45)
Portfolio turnover	145	69	56	122	126
Net assets at end of period (000 omitted)	$11,193	$11,366	$4,275	$2,415	$1,218

Class R3	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$10.37	$15.11	$13.46	$14.45	$13.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.09	$0.12	$0.09	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)	(3.49)	2.00	0.51	1.13	(g)
Total from investment operations	$(0.44)	$(3.40)	$2.12	$0.60	$1.13
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.11)	$(0.07)	$—	$—
From net realized gain on investments	—	(1.23)	(0.40)	(1.59)	—
Total distributions declared to shareholders	$(0.09)	$(1.34)	$(0.47)	$(1.59)	$—
Net asset value, end of period	$9.84	$10.37	$15.11	$13.46	$14.45
Total return (%) (r)(s)	(3.91)	(24.23)	16.06	4.33	8.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.27	1.34	1.39	1.41	(a)
Expenses after expense reductions (f)	1.25	1.27	1.34	1.39	1.40	(a)
Net investment income (loss)	0.96	0.73	0.80	0.68	(0.06	)(a)
Portfolio turnover	145	69	56	122	126
Net assets at end of period (000 omitted)	$883	$1,333	$1,187	$1,194	$54

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2009	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$10.43	$15.21	$13.53	$14.48	$13.32
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.12	$0.17	$0.08	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	(3.52)	2.00	0.56	1.14	(g)
Total from investment operations	$(0.43)	$(3.40)	$2.17	$0.64	$1.16
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.09)	$—	$—
From net realized gain on investments	—	(1.23)	(0.40)	(1.59)	—
Total distributions declared to shareholders	$(0.14)	$(1.38)	$(0.49)	$(1.59)	$—
Net asset value, end of period	$9.86	$10.43	$15.21	$13.53	$14.48
Total return (%) (r)(s)	(3.68)	(24.11)	16.37	4.63	8.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.02	1.04	1.09	1.11	(a)
Expenses after expense reductions (f)	1.00	1.02	1.04	1.09	1.10	(a)
Net investment income	1.04	0.98	1.11	0.60	0.24	(a)
Portfolio turnover	145	69	56	122	126
Net assets at end of period (000 omitted)	$147	$50	$66	$57	$54

Class 529A	Years ended 9/30
	2009	2008	2007		2006	2005
Net asset value, beginning of period	$10.24	$14.96	$13.29		$14.32	$13.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06	$0.08		$0.01	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.50)	(3.47)	1.99		0.55	2.54
Total from investment operations	$(0.44)	$(3.41)	$2.07		$0.56	$2.50
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.08)	$(0.00	)(w)	$—	$—
From net realized gain on investments	—	(1.23)	(0.40)		(1.59)	(1.23)
Total distributions declared to shareholders	$(0.09)	$(1.31)	$(0.40)		$(1.59)	$(1.23)
Net asset value, end of period	$9.71	$10.24	$14.96		$13.29	$14.32
Total return (%) (r)(s)(t)	(4.03)	(24.53)	15.83		4.08	19.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.52	1.54		1.59	1.61
Expenses after expense reductions (f)	1.39	1.52	1.54		1.59	1.60
Net investment income (loss)	0.81	0.48	0.60		0.11	(0.32)
Portfolio turnover	145	69	56		122	126
Net assets at end of period (000 omitted)	$769	$813	$1,048		$1,252	$1,038

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.79	$14.35	$12.84	$13.97	$12.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$(0.01)	$(0.07)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)	(3.31)	1.92	0.53	2.49
Total from investment operations	$(0.47)	$(3.33)	$1.91	$0.46	$2.36
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$—	$—	$—
From net realized gain on investments	—	(1.23)	(0.40)	(1.59)	(1.23)
Total distributions declared to shareholders	$(0.02)	$(1.23)	$(0.40)	$(1.59)	$(1.23)
Net asset value, end of period	$9.30	$9.79	$14.35	$12.84	$13.97
Total return (%) (r)(s)(t)	(4.77)	(24.94)	15.11	3.40	19.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.17	2.19	2.24	2.26
Expenses after expense reductions (f)	2.10	2.17	2.19	2.24	2.25
Net investment income (loss)	0.11	(0.18)	(0.04)	(0.56)	(0.97)
Portfolio turnover	145	69	56	122	126
Net assets at end of period (000 omitted)	$196	$206	$293	$214	$174

Class 529C	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.81	$14.38	$12.87	$14.00	$12.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$(0.02)	$(0.01)	$(0.07)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.46)	(3.32)	1.92	0.53	2.50
Total from investment operations	$(0.46)	$(3.34)	$1.91	$0.46	$2.37
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$—	$—
From net realized gain on investments	—	(1.23)	(0.40)	(1.59)	(1.23)
Total distributions declared to shareholders	$(0.01)	$(1.23)	$(0.40)	$(1.59)	$(1.23)
Net asset value, end of period	$9.34	$9.81	$14.38	$12.87	$14.00
Total return (%) (r)(s)(t)	(4.67)	(24.97)	15.08	3.39	19.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.17	2.19	2.24	2.26
Expenses after expense reductions (f)	2.10	2.17	2.19	2.24	2.25
Net investment income (loss)	0.05	(0.19)	(0.04)	(0.55)	(0.95)
Portfolio turnover	145	69	56	122	126
Net assets at end of period (000 omitted)	$392	$273	$439	$396	$353

See Notes to Financial Statements

Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Value Fund (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through November 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad

Notes to Financial Statements – continued

levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of September 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$632,370,475	$—	$—	$632,370,475
Mutual Funds	12,338,368	—	—	12,338,368
Total Investments	$644,708,843	$—	$—	$644,708,843

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing ASC 815’s credit derivative disclosure provisions as the fund did not hold any credit derivatives for which it was the seller of protection at period end.

As defined under ASC 815, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended September 30, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All

Notes to Financial Statements – continued

premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/09	9/30/08
Ordinary income (including any short-term capital gains)	$7,896,348	$41,000,968
Long-term capital gain	—	46,248,382
Total distributions	$7,896,348	$87,249,350

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/09
Cost of investments	$543,810,601
Gross appreciation	112,966,335
Gross depreciation	(12,068,093)
Net unrealized appreciation (depreciation)	$100,898,242

Undistributed ordinary income	2,711,859
Capital loss carryforwards	(63,598,645)
Post-October capital loss deferral	(224,544,084)
Other temporary differences	(30,271)

As of September 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/17	$(63,598,645)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/09	Year ended 9/30/08	Year ended 9/30/09	Year ended 9/30/08
Class A	$1,312,991	$1,834,704	$—	$17,666,240
Class B	6,243	—	—	5,521,190
Class C	22,850	8,477	—	3,078,198
Class I	6,426,650	6,930,188	—	50,382,710
Class R (b)	—	—	—	108,301
Class R1	5,209	7,176	—	140,107
Former Class R2 (b)	—	46,357	—	760,266
Class R2	106,957	33,600	—	419,458
Class R3	7,291	13,330	—	144,200
Class R4	652	669	—	5,341
Class 529A	6,918	5,508	—	83,370
Class 529B	355	—	—	25,265
Class 529C	232	—	—	34,695
Total	$7,896,348	$8,880,009	$—	$78,369,341

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended September 30, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.25% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2010. For

Notes to Financial Statements – continued

the year ended September 30, 2009, this reduction amounted to $571,495 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $14,702 and $633 for the year ended September 30, 2009, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.29%	$295,730
Class B	0.75%	0.25%	1.00%	1.00%	207,717
Class C	0.75%	0.25%	1.00%	1.00%	141,383
Class R1	0.75%	0.25%	1.00%	1.00%	11,815
Class R2	0.25%	0.25%	0.50%	0.50%	43,852
Class R3	—	0.25%	0.25%	0.25%	1,802
Class 529A	—	0.25%	0.25%	0.29%	1,774
Class 529B	0.75%	0.25%	1.00%	1.00%	1,514
Class 529C	0.75%	0.25%	1.00%	1.00%	2,546
Total Distribution and Service Fees					$708,133

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A distribution fee was paid by the fund. Prior to March 1, 2009, the distribution fee rate for Class 529A was 0.25%, of which 0.10% was paid by the fund and the remaining 0.15% was not in effect. Effective March 1, 2009, the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within

Notes to Financial Statements – continued

12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2009, were as follows:

Amount
Class A	$15,005
Class B	26,513
Class C	896
Class 529B	4

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2009, were as follows:

Amount
Class 529A	$614
Class 529B	152
Class 529C	255
Total Program Manager Fees	$1,021

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2009, the fee was $252,354, which equated to 0.0469% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $310,332.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized

Notes to Financial Statements – continued

or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2009 these costs for the fund amounted to $839,942 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2009 was equivalent to an annual effective rate of 0.0209% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,694 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,522, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $787,636,250 and $807,862,020, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/09		Year ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,707,818	$20,599,886	8,513,261	$122,557,176
Class B	246,569	1,857,799	250,698	3,093,764
Class C	343,188	2,598,031	321,786	4,022,160
Class I	15,777,089	105,258,019	4,919,019	62,472,622
Class R (b)	—	—	58,648	822,596
Class R1	53,223	385,709	95,755	1,206,587
Former Class R2 (b)	—	—	245,625	3,102,506
Class R2	574,046	4,357,119	1,126,907	13,952,889
Class R3	40,172	300,856	86,565	1,172,199
Class R4	9,989	65,327	—	—
Class 529A	15,640	118,008	17,032	213,237
Class 529B	3,843	30,283	1,233	15,072
Class 529C	17,022	112,644	3,944	48,860
	19,788,599	$135,683,681	15,640,473	$212,679,668
Shares issued to shareholders in reinvestment of distributions
Class A	89,854	$643,350	886,185	$11,431,766
Class B	836	5,827	412,477	5,143,592
Class C	2,867	19,940	219,904	2,744,401
Class I	882,781	6,426,650	4,361,712	57,312,898
Class R (b)	—	—	7,701	99,727
Class R1	757	5,209	11,907	147,283
Former Class R2 (b)	—	—	64,839	806,603
Class R2	15,086	106,354	35,618	453,058
Class R3	1,018	7,291	12,221	157,530
Class R4	91	652	464	6,010
Class 529A	977	6,918	6,965	88,878
Class 529B	52	355	2,062	25,265
Class 529C	34	232	2,823	34,695
	994,353	$7,222,778	6,024,878	$78,451,706

Notes to Financial Statements – continued

	Year ended 9/30/09		Year ended 9/30/08
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(4,750,444)	$(36,793,940)	(5,238,485)	$(67,036,601)
Class B	(1,322,555)	(9,692,386)	(2,240,533)	(27,482,883)
Class C	(699,002)	(5,106,817)	(1,215,039)	(15,163,882)
Class I	(16,519,512)	(120,724,213)	(2,253,635)	(27,947,235)
Class R (b)	—	—	(373,990)	(5,227,754)
Class R1	(55,568)	(418,775)	(38,010)	(453,465)
Former Class R2 (b)	—	—	(876,472)	(10,598,412)
Class R2	(543,194)	(4,134,597)	(336,203)	(4,103,992)
Class R3	(80,074)	(641,980)	(48,723)	(606,496)
Class 529A	(16,755)	(127,074)	(14,724)	(193,850)
Class 529B	(3,848)	(28,217)	(2,686)	(31,226)
Class 529C	(2,892)	(20,937)	(9,465)	(115,133)
	(23,993,844)	$(177,688,936)	(12,647,965)	$(158,960,929)
Net change
Class A	(1,952,772)	$(15,550,704)	4,160,961	$66,952,341
Class B	(1,075,150)	(7,828,760)	(1,577,358)	(19,245,527)
Class C	(352,947)	(2,488,846)	(673,349)	(8,397,321)
Class I	140,358	(9,039,544)	7,027,096	91,838,285
Class R (b)	—	—	(307,641)	(4,305,431)
Class R1	(1,588)	(27,857)	69,652	900,405
Former Class R2 (b)	—	—	(566,008)	(6,689,303)
Class R2	45,938	328,876	826,322	10,301,955
Class R3	(38,884)	(333,833)	50,063	723,233
Class R4	10,080	65,979	464	6,010
Class 529A	(138)	(2,148)	9,273	108,265
Class 529B	47	2,421	609	9,111
Class 529C	14,164	91,939	(2,698)	(31,578)
	(3,210,892)	$(34,782,477)	9,017,386	$132,170,445

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 29%, 20%, 16%, and 5%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2040 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2020 Fund, MFS

Notes to Financial Statements – continued

Lifetime 2010 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2009, the fund’s commitment fee and interest expense were $7,943 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	191,378,493	(179,040,125)	12,338,368

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$20,713	$12,338,368

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and Shareholders of MFS Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust XI), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Mid Cap Value Fund at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 16, 2009

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Kevin Schmitz Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of the Fund’s portfolio manager in 2008 with a team of two portfolio managers. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of

Board Review of Investment Advisory Agreement – continued

the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

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MFS® Blended Research® Core Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

9/30/09

UNE-ANN

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

November 16, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.8%
Chevron Corp.	2.5%
Procter & Gamble Co.	2.5%
Goldman Sachs Group, Inc.	2.2%
JPMorgan Chase & Co.	2.2%
Intel Corp.	2.2%
Bank of America Corp.	2.0%
Apple, Inc.	2.0%
General Electric Co.	1.9%
AT&T, Inc.	1.8%

Equity sectors
Technology	15.0%
Financial Services	14.7%
Health Care	12.3%
Energy	11.3%
Consumer Staples	8.7%
Industrial Goods & Services	7.9%
Utilities & Communications	6.1%
Retailing	5.9%
Leisure	5.0%
Basic Materials	4.1%
Special Products & Services	3.9%
Autos & Housing	2.1%
Transportation	1.6%

Percentages are based on net assets as of 9/30/09.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2009, Class A shares of the MFS Blended Research Core Equity Fund provided a total return of –7.13%, at net asset value. This compares with a return of –6.91% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the early stages of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound

3

Management Review – continued

on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection in the industrial goods and services sector detracted from performance relative to the S&P 500 Index. Holdings of poor-performing communications and security products provider Anixter (aa)(g) and bearings manufacturer Timken (aa)(g) were among the fund’s top detractors for the reporting period. Shares of Timken fell as the company warned of a slowdown in both American and European markets for its industrial bearings, and cut its earnings forecast.

Security selection and our positioning in the energy sector also hindered relative results. On an individual security basis, the fund’s overweighted positions in integrated energy companies Chevron and Hess, held back relative returns as both securities underperformed the benchmark. Shares of Chevron and Hess fell, in part, due to large pullbacks in the commodity markets.

Elsewhere, an overweighted position in poor-performing financial services firm Bank of America dampened relative performance. Shares of Bank of America declined as the weight of the global credit crisis hurt the financial sector. The fund’s timing of its purchases and sales of financial services firm Morgan Stanley (g) and our holdings of retail food chain Kroger and cruise line operator Royal Caribbean Cruises (aa) were also among the fund’s top detractors. The fund’s positions in insurance company Genworth Financial (g) and natural gas pipelines operator Williams Cos (g) were also significant negatives as we sold our positions early in the reporting period and missed the subsequent price appreciation of both stocks.

Contributors to Performance

Stock selection in the basic materials sector boosted relative performance. Holdings of strong-performing fertilizer products maker Terra Nitrogen Company (aa)(g) bolstered results for the reporting period. Prior to selling our position of Terra Nitrogen in the middle part of the period, increased demand for nitrogen products drove higher earnings and increased the stock price.

Security selection in the health care sector also aided relative returns. Here, global pharmaceutical company Bristol Myers Squibb (g) was among the fund’s top contributors for the reporting period.

4

Management Review – continued

Elsewhere, not holding financial services firm Citigroup helped relative results as this stock considerably underperformed the benchmark. Beverage distributor Pepsi Bottling Group, discount retailer Family Dollar Stores (g), and media firm Time Warner also aided relative performance. We purchased shares of Time Warner later in the reporting period, near the stock’s bottom, and were able to capture more of the stock’s positive performance than the benchmark. The fund’s overweighted positions in casual dining restaurants operator Darden Restaurants, for-profit education company Apollo Group, and insurance company St. Paul Travelers (g) boosted relative performance. An underweighted position in oil and gas company ConocoPhilips (g), during the period that we held the stock, also helped relative performance.

Respectfully,

Matthew Krummell	Jonathan Sage
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/09

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	(7.13)%	2.63%	(1.11)%	N/A
B	8/11/97	(7.84)%	1.93%	(1.77)%	N/A
C	8/11/97	(7.81)%	1.94%	(1.76)%	N/A
I	1/14/94	(7.07)%	2.93%	(0.80)%	N/A
R1	9/02/08	(7.78)%	N/A	N/A	(15.43)%
R2	9/02/08	(7.32)%	N/A	N/A	(15.04)%
R3	9/02/08	(7.09)%	N/A	N/A	(14.83)%
R4	9/02/08	(6.89)%	N/A	N/A	(14.60)%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		(6.91)%	1.02%	(0.15)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(12.47)%	1.42%	(1.69)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(11.50)%	1.56%	(1.77)%	N/A
C With CDSC (1% for 12 months) (x)		(8.72)%	1.94%	(1.76)%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information prior to June 1, 2008 reflects time periods when the fund had a policy of investing at least 80% of its net assets in union-sensitive and labor-sensitive companies. This policy was eliminated effective June 1, 2008.

7

Performance Summary – continued

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2009 through September 30, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 through September 30, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/09	Ending Account Value 9/30/09	Expenses Paid During Period (p) 4/01/09-9/30/09
A	Actual	0.85%	$1,000.00	$1,323.06	$4.95
	Hypothetical (h)	0.85%	$1,000.00	$1,020.81	$4.31
B	Actual	1.60%	$1,000.00	$1,317.44	$9.30
	Hypothetical (h)	1.60%	$1,000.00	$1,017.05	$8.09
C	Actual	1.60%	$1,000.00	$1,317.33	$9.29
	Hypothetical (h)	1.60%	$1,000.00	$1,017.05	$8.09
I	Actual	0.60%	$1,000.00	$1,322.40	$3.49
	Hypothetical (h)	0.60%	$1,000.00	$1,022.06	$3.04
R1	Actual	1.60%	$1,000.00	$1,318.93	$9.30
	Hypothetical (h)	1.60%	$1,000.00	$1,017.05	$8.09
R2	Actual	1.10%	$1,000.00	$1,321.68	$6.40
	Hypothetical (h)	1.10%	$1,000.00	$1,019.55	$5.57
R3	Actual	0.85%	$1,000.00	$1,322.29	$4.95
	Hypothetical (h)	0.85%	$1,000.00	$1,020.81	$4.31
R4	Actual	0.60%	$1,000.00	$1,324.20	$3.50
	Hypothetical (h)	0.60%	$1,000.00	$1,022.06	$3.04

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%
Issuer	Shares/Par	Value ($)

Aerospace - 3.6%
Lockheed Martin Corp.	2,002	$156,313
Northrop Grumman Corp.	3,759	194,528
Precision Castparts Corp.	1,260	128,356
United Technologies Corp.	1,520	92,614

		$571,811
Automotive - 1.2%
Johnson Controls, Inc.	7,530	$192,467

Biotechnology - 1.2%
Amgen, Inc. (a)	3,280	$197,554

Broadcasting - 0.4%
Time Warner, Inc.	2,380	$68,496

Business Services - 2.2%
Cognizant Technology Solutions Corp., “A” (a)	5,350	$206,831
Visa, Inc., “A”	980	67,728
Western Union Co.	4,350	82,302

		$356,861
Cable TV - 1.8%
Comcast Corp., “A”	8,187	$138,278
Time Warner Cable, Inc.	3,442	148,316

		$286,594
Chemicals - 3.4%
3M Co.	2,260	$166,788
Celanese Corp.	4,960	124,000
Ecolab, Inc.	1,690	78,129
PPG Industries, Inc.	3,030	176,376

		$545,293
Computer Software - 4.4%
Adobe Systems, Inc. (a)	4,280	$141,411
Akamai Technologies, Inc. (a)	5,620	110,602
Microsoft Corp.	6,922	179,211
Oracle Corp.	12,594	262,459

		$693,683

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 4.7%
Apple, Inc. (a)	1,728	$320,319
Dell, Inc. (a)	7,560	115,366
Hewlett-Packard Co.	1,870	88,283
International Business Machines Corp.	1,811	216,614

		$740,582
Construction - 0.9%
NVR, Inc. (a)	220	$140,221

Consumer Products - 2.5%
Procter & Gamble Co.	6,731	$389,860

Consumer Services - 1.7%
Apollo Group, Inc., “A” (a)	1,870	$137,763
Priceline.com, Inc. (a)	770	127,681

		$265,444
Containers - 0.7%
Owens-Illinois, Inc. (a)	3,180	$117,342

Electrical Equipment - 2.9%
General Electric Co.	18,704	$307,120
Tyco Electronics Ltd.	4,250	94,690
WESCO International, Inc. (a)	2,290	65,952

		$467,762
Electronics - 3.0%
Intel Corp.	17,627	$344,960
Marvell Technology Group Ltd. (a)	7,780	125,958

		$470,918
Energy - Independent - 1.4%
Apache Corp.	2,440	$224,065

Energy - Integrated - 8.6%
Chevron Corp.	5,589	$393,633
Exxon Mobil Corp.	8,819	605,072
Hess Corp.	3,420	182,833
Marathon Oil Corp.	5,740	183,106

		$1,364,644
Food & Beverages - 4.0%
Coca-Cola Co.	2,010	$107,937
Coca-Cola Enterprises, Inc.	4,720	101,055

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - continued
General Mills, Inc.	3,160	$203,441
J.M. Smucker Co.	1,560	82,696
PepsiCo, Inc.	2,525	148,117

		$643,246
Food & Drug Stores - 1.8%
CVS Caremark Corp.	4,046	$144,604
Kroger Co.	6,590	136,018

		$280,622
Gaming & Lodging - 0.7%
Royal Caribbean Cruises Ltd. (a)	4,590	$110,527

General Merchandise - 3.0%
Macy’s, Inc.	12,210	$223,321
Target Corp.	1,930	90,092
Wal-Mart Stores, Inc.	3,370	165,433

		$478,846
Health Maintenance Organizations - 1.7%
UnitedHealth Group, Inc.	6,990	$175,030
WellPoint, Inc. (a)	2,160	102,298

		$277,328
Insurance - 3.9%
Aflac, Inc.	2,330	$99,584
MetLife, Inc.	2,951	112,345
Prudential Financial, Inc.	3,987	198,991
Travelers Cos., Inc.	4,265	209,966

		$620,886
Internet - 1.3%
Google, Inc., “A” (a)	408	$202,307

Leisure & Toys - 1.1%
Activision Blizzard, Inc. (a)	2,620	$32,462
Hasbro, Inc.	4,980	138,195

		$170,657
Machinery & Tools - 1.4%
Dover Corp.	2,510	$97,288
Eaton Corp.	2,349	132,930

		$230,218

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - 8.9%
Bank of America Corp.	19,186	$324,627
Bank of New York Mellon Corp.	5,110	148,139
Goldman Sachs Group, Inc.	1,921	354,136
JPMorgan Chase & Co.	8,033	352,006
Wells Fargo & Co.	8,610	242,630

		$1,421,538
Medical & Health Technology & Services - 0.6%
McKesson Corp.	1,600	$95,280

Medical Equipment - 2.8%
Medtronic, Inc.	5,800	$213,440
Thermo Fisher Scientific, Inc. (a)	1,480	64,632
Waters Corp. (a)	1,540	86,024
Zimmer Holdings, Inc. (a)	1,581	84,504

		$448,600
Network & Telecom - 0.8%
Cisco Systems, Inc. (a)	5,510	$129,705

Oil Services - 1.3%
Halliburton Co.	3,870	$104,954
Schlumberger Ltd.	1,600	95,360

		$200,314
Other Banks & Diversified Financials - 1.4%
American Express Co.	6,420	$217,638

Personal Computers & Peripherals - 0.8%
Seagate Technology LLC	7,950	$120,920

Pharmaceuticals - 6.0%
Abbott Laboratories	2,480	$122,686
Eli Lilly & Co.	1,880	62,096
Johnson & Johnson	4,505	274,309
Merck & Co., Inc.	6,952	219,892
Pfizer, Inc.	16,750	277,213

		$956,196
Railroad & Shipping - 0.9%
Union Pacific Corp.	2,400	$140,040

Real Estate - 0.5%
Equity Residential, REIT	2,450	$75,215

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Restaurants - 1.0%
Darden Restaurants, Inc.	4,520	$154,268

Specialty Stores - 1.1%
Home Depot, Inc.	6,290	$167,566

Telephone Services - 2.9%
AT&T, Inc.	10,464	$282,633
CenturyTel, Inc.	5,350	179,760

		$462,393
Tobacco - 2.2%
Altria Group, Inc.	9,662	$172,080
Philip Morris International, Inc.	3,600	175,464

		$347,544
Trucking - 0.7%
United Parcel Service, Inc., “B”	2,010	$113,505

Utilities - Electric Power - 3.2%
AES Corp. (a)	4,220	$62,540
American Electric Power Co., Inc.	3,470	107,535
FPL Group, Inc.	1,520	83,950
PG&E Corp.	4,220	170,868
Public Service Enterprise Group, Inc.	2,400	75,456

		$500,349
Total Common Stocks (Identified Cost, $13,547,866)		$15,659,305

Money Market Funds (v) - 1.3%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value	207,303	$207,303
Total Investments (Identified Cost, $13,755,169)		$15,866,608

Other Assets, Less Liabilities - 0.1%		20,667
Net Assets - 100.0%		$15,887,275

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $13,547,866)	$15,659,305
Underlying funds, at cost and value	207,303
Total investments, at value (identified cost, $13,755,169)	$15,866,608
Receivables for
Fund shares sold	21,351
Dividends	17,115
Receivable from investment adviser	17,742
Other assets	132
Total assets	$15,922,948
Liabilities
Payables for
Fund shares reacquired	14,351
Payable to affiliates
Investment adviser	526
Shareholder servicing costs	8,974
Distribution and service fees	326
Administrative services fee	97
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	11,386
Total liabilities	$35,673
Net assets	$15,887,275
Net assets consist of
Paid-in capital	$31,067,725
Unrealized appreciation (depreciation) on investments	2,111,439
Accumulated net realized gain (loss) on investments	(17,768,556)
Undistributed net investment income	476,667
Net assets	$15,887,275
Shares of beneficial interest outstanding	1,377,021

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$11,472,785	989,957	$11.59
Class B	1,440,051	127,052	11.33
Class C	1,476,246	131,214	11.25
Class I	1,162,962	99,512	11.69
Class R1	83,300	7,381	11.29
Class R2	83,750	7,385	11.34
Class R3	83,977	7,259	11.57
Class R4	84,204	7,261	11.60

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.30. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$719,622
Dividends from underlying funds	398
Interest	284
Total investment income		$720,304
Expenses
Management fee	$155,987
Distribution and service fees	67,163
Shareholder servicing costs	31,915
Administrative services fee	17,503
Independent Trustees’ compensation	2,690
Custodian fee	12,478
Shareholder communications	33,495
Auditing fees	46,189
Legal fees	2,082
Registration fees	81,462
Miscellaneous	17,327
Total expenses		$468,291
Fees paid indirectly	(34)
Reduction of expenses by investment adviser and distributor	(247,252)
Net expenses		$221,005
Net investment income		$499,299
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions		$(17,471,773)
Change in unrealized appreciation (depreciation) Investments		$7,360,212
Net realized and unrealized gain (loss) on investments		$(10,111,561)
Change in net assets from operations		$(9,612,262)

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2009	2008
Change in net assets
From operations
Net investment income	$499,299	$832,572
Net realized gain (loss) on investments	(17,471,773)	6,300,713
Net unrealized gain (loss) on investments	7,360,212	(25,124,836)
Change in net assets from operations	$(9,612,262)	$(17,991,551)
Distributions declared to shareholders
From net investment income	$(260,598)	$(1,229,924)
From net realized gain on investments	(161,357)	(1,895,452)
Total distributions declared to shareholders	$(421,955)	$(3,125,376)
Change in net assets from fund share transactions	$(25,742,576)	$(31,310,327)
Total change in net assets	$(35,776,793)	$(52,427,254)
Net assets
At beginning of period	51,664,068	104,091,322
At end of period (including undistributed net investment income of $476,667 and $260,097, respectively)	$15,887,275	$51,664,068

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.61	$16.67	$14.01	$12.33	$10.82
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.14	$0.09	$0.09	$0.10
Net realized and unrealized gain (loss) on investments	(1.09)	(3.71)	2.65	1.70	1.47
Total from investment operations	$(0.92)	$(3.57)	$2.74	$1.79	$1.57
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.17)	$(0.08)	$(0.11)	$(0.06)
From net realized gain on investments	(0.04)	(0.32)	—	—	—
Total distributions declared to shareholders	$(0.10)	$(0.49)	$(0.08)	$(0.11)	$(0.06)
Net asset value, end of period	$11.59	$12.61	$16.67	$14.01	$12.33
Total return (%) (r)(s)(t)	(7.13)	(21.90)	19.64	14.58	14.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.38	1.35	1.47	1.54
Expenses after expense reductions (f)	0.88	1.18	1.30	1.30	1.30
Net investment income	1.78	0.91	0.60	0.66	0.88
Portfolio turnover	71	91	41	28	48
Net assets at end of period (000 omitted)	$11,473	$25,907	$43,612	$24,213	$9,994

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.38	$16.32	$13.74	$12.09	$10.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.03	$(0.01)	$0.00 (w)	$0.03
Net realized and unrealized gain (loss) on investments	(1.08)	(3.64)	2.61	1.66	1.44
Total from investment operations	$(0.98)	$(3.61)	$2.60	$1.66	$1.47
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.01)	$(0.02)	$(0.01)	$—
From net realized gain on investments	(0.04)	(0.32)	—	—	—
Total distributions declared to shareholders	$(0.07)	$(0.33)	$(0.02)	$(0.01)	$—
Net asset value, end of period	$11.33	$12.38	$16.32	$13.74	$12.09
Total return (%) (r)(s)(t)	(7.84)	(22.46)	18.90	13.74	13.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.59	2.03	2.00	2.13	2.19
Expenses after expense reductions (f)	1.60	1.85	1.95	1.95	1.95
Net investment income (loss)	1.06	0.23	(0.05)	0.03	0.25
Portfolio turnover	71	91	41	28	48
Net assets at end of period (000 omitted)	$1,440	$2,034	$4,183	$2,376	$2,082

Class C	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.29	$16.23	$13.67	$12.06	$10.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.03	$(0.01)	$0.00 (w)	$0.03
Net realized and unrealized gain (loss) on investments	(1.07)	(3.61)	2.60	1.65	1.44
Total from investment operations	$(0.97)	$(3.58)	$2.59	$1.65	$1.47
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.04)	$(0.03)	$(0.04)	$(0.00	)(w)
From net realized gain on investments	(0.04)	(0.32)	—	—	—
Total distributions declared to shareholders	$(0.07)	$(0.36)	$(0.03)	$(0.04)	$(0.00	)(w)
Net asset value, end of period	$11.25	$12.29	$16.23	$13.67	$12.06
Total return (%) (r)(s)(t)	(7.81)	(22.46)	18.94	13.69	13.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.59	2.03	2.00	2.12	2.19
Expenses after expense reductions (f)	1.60	1.86	1.95	1.95	1.95
Net investment income (loss)	1.03	0.23	(0.05)	0.04	0.23
Portfolio turnover	71	91	41	28	48
Net assets at end of period (000 omitted)	$1,476	$1,810	$3,340	$1,460	$790

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 9/30
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.73	$16.84	$14.12	$12.43	$10.90
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.18	$0.15	$0.14	$0.15
Net realized and unrealized gain (loss) on investments	(1.14)	(3.72)	2.68	1.69	1.47
Total from investment operations	$(0.92)	$(3.54)	$2.83	$1.83	$1.62
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.25)	$(0.11)	$(0.14)	$(0.09)
From net realized gain on investments	(0.04)	(0.32)	—	—	—
Total distributions declared to shareholders	$(0.12)	$(0.57)	$(0.11)	$(0.14)	$(0.09)
Net asset value, end of period	$11.69	$12.73	$16.84	$14.12	$12.43
Total return (%) (r)(s)	(7.07)	(21.62)	20.11	14.89	14.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.01	1.00	1.13	1.19
Expenses after expense reductions (f)	0.60	0.88	0.95	0.95	0.95
Net investment income	2.34	1.20	0.96	1.03	1.23
Portfolio turnover	71	91	41	28	48
Net assets at end of period (000 omitted)	$1,163	$21,551	$52,956	$39,241	$34,200

See Notes to Financial Statements

21

Financial Highlights – continued

Class R1	Years ended 9/30
	2009	2008 (i)
Net asset value, beginning of period	$12.38	$13.70
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.01
Net realized and unrealized gain (loss) on investments	(1.08)	(1.33	)(g)
Total from investment operations	$(0.98)	$(1.32)
Less distributions declared to shareholders
From net investment income	$(0.07)	$—
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.11)	$—
Net asset value, end of period	$11.29	$12.38
Total return (%) (r)(s)	(7.78)	(9.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.60	2.93	(a)
Expenses after expense reductions (f)	1.60	1.60	(a)
Net investment income	1.02	0.88	(a)
Portfolio turnover	71	91
Net assets at end of period (000 omitted)	$83	$90

Class R2	Years ended 9/30
	2009	2008 (i)
Net asset value, beginning of period	$12.38	$13.70
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.01
Net realized and unrealized gain (loss) on investments	(1.08)	(1.33	)(g)
Total from investment operations	$(0.93)	$(1.32)
Less distributions declared to shareholders
From net investment income	$(0.07)	$—
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.11)	$—
Net asset value, end of period	$11.34	$12.38
Total return (%) (r)(s)	(7.32)	(9.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.43	(a)
Expenses after expense reductions (f)	1.10	1.10	(a)
Net investment income	1.52	1.38	(a)
Portfolio turnover	71	91
Net assets at end of period (000 omitted)	$84	$90

See Notes to Financial Statements

22

Financial Highlights – continued

Class R3	Years ended 9/30
	2009	2008 (i)
Net asset value, beginning of period	$12.60	$13.94
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.02
Net realized and unrealized gain (loss) on investments	(1.08)	(1.36	)(g)
Total from investment operations	$(0.91)	$(1.34)
Less distributions declared to shareholders
From net investment income	$(0.08)	$—
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.12)	$—
Net asset value, end of period	$11.57	$12.60
Total return (%) (r)(s)	(7.09)	(9.61	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	2.18	(a)
Expenses after expense reductions (f)	0.85	0.85	(a)
Net investment income	1.77	1.64	(a)
Portfolio turnover	71	91
Net assets at end of period (000 omitted)	$84	$90

Class R4	Years ended 9/30
	2009	2008 (i)
Net asset value, beginning of period	$12.61	$13.94
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.02
Net realized and unrealized gain (loss) on investments	(1.09)	(1.35	)(g)
Total from investment operations	$(0.89)	$(1.33)
Less distributions declared to shareholders
From net investment income	$(0.08)	$—
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.12)	$—
Net asset value, end of period	$11.60	$12.61
Total return (%) (r)(s)	(6.89)	(9.54	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.93	(a)
Expenses after expense reductions (f)	0.60	0.60	(a)
Net investment income	2.01	1.88	(a)
Portfolio turnover	71	91
Net assets at end of period (000 omitted)	$84	$90

See Notes to Financial Statements

23

Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of the funds shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, September 2, 2008 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through November 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as

25

Notes to Financial Statements – continued

determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety

26

Notes to Financial Statements – continued

requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of September 30, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Domestic Equity	$15,659,305	$—	$—	$15,659,305
Mutual Funds	207,303	—	—	207,303
Total Investments	$15,866,608	$—	$—	$15,866,608

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even

27

Notes to Financial Statements – continued

though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing ASC 815’s credit derivative disclosure provisions as the fund did not hold any credit derivatives for which it was the seller of protection at period end.

As defined under ASC 815, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended September 30, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

28

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue

29

Notes to Financial Statements – continued

Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/09	9/30/08
Ordinary income (including any short-term capital gains)	$261,081	$1,243,303
Long-term capital gain	160,874	1,882,073
Total distributions	$421,955	$3,125,376

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/09
Cost of investments	$15,532,561
Gross appreciation	843,089
Gross depreciation	(509,042)
Net unrealized appreciation (depreciation)	$334,047
Undistributed ordinary income	476,667
Capital loss carryforwards	(797,350)
Post-October capital loss deferral	(15,193,814)

As of September 30, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/17	$(797,350)

30

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees.

The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/09	Year ended 9/30/08	Year ended 9/30/09	Year ended 9/30/08
Class A	$117,083	$446,672	$78,043	$785,413
Class B	4,367	1,977	6,544	63,123
Class C	3,897	7,305	5,751	54,747
Class I	133,132	773,970	69,837	992,169
Class R1	491	—	298	—
Class R2	530	—	298	—
Class R3	539	—	293	—
Class R4	559	—	293	—
Total	$260,598	$1,229,924	$161,357	$1,895,452

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses did not exceed 0.30% annually of the fund’s average daily net assets. This written agreement terminated on January 31, 2009. In addition, prior to March 1, 2009, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.90%	1.60%	1.60%	0.60%	1.60%	1.10%	0.85%	0.60%

Effective March 1, 2009 the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest,

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Notes to Financial Statements – continued

taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.85%	1.60%	1.60%	0.60%	1.60%	1.10%	0.85%	0.60%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2010. For the year ended September 30, 2009, these reductions amounted to $243,807 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,218 for the year ended September 30, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.27%	$38,440
Class B	0.75%	0.25%	1.00%	1.00%	14,319
Class C	0.75%	0.25%	1.00%	1.00%	13,159
Class R1	0.75%	0.25%	1.00%	1.00%	711
Class R2	0.25%	0.25%	0.50%	0.50%	356
Class R3	—	0.25%	0.25%	0.25%	178
Total Distribution and Service Fees					$67,163

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, 0.05% of the Class A distribution fee was waived under a written waiver agreement. For the year ended September 30, 2009, this waiver amounted to $3,287 and is reflected as a reduction of total expenses in the Statement of Operations. Effective March 1, 2009, the 0.10% Class A distribution fee was eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption

32

Notes to Financial Statements – continued

within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2009, were as follows:

Amount
Class A	$3
Class B	1,923
Class C	110

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2009, the fee was $8,580, which equated to 0.0330% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2009 these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $23,335.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2009 was equivalent to an annual effective rate of 0.0672% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO)

33

Notes to Financial Statements – continued

and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $362 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $158, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $18,953,029 and $44,263,606, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/09		Year ended 9/30/08 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	323,956	$3,147,280	806,341	$12,555,255
Class B	29,976	283,534	19,182	289,413
Class C	23,856	219,018	43,758	659,756
Class I	113,860	1,065,929	59,340	947,516
Class R1	—	—	7,299	100,000
Class R2	—	—	7,299	100,000
Class R3	—	—	7,174	100,000
Class R4	—	—	7,174	100,000
	491,648	$4,715,761	957,567	$14,851,940

34

Notes to Financial Statements – continued

	Year ended 9/30/09		Year ended 9/30/08 (i)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	19,395	$190,263	78,075	$1,201,119
Class B	951	9,182	3,702	55,553
Class C	686	6,569	3,166	47,437
Class I	11,648	115,197	86,735	1,347,259
Class R1	82	789	—	—
Class R2	86	828	—	—
Class R3	85	832	—	—
Class R4	87	852	—	—
	33,020	$324,512	171,678	$2,651,368
Shares reacquired
Class A	(1,408,293)	$(13,560,300)	(1,445,816)	$(21,569,951)
Class B	(68,152)	(643,898)	(114,953)	(1,686,015)
Class C	(40,576)	(379,231)	(105,477)	(1,509,515)
Class I	(1,719,603)	(16,199,420)	(1,596,890)	(24,048,154)
	(3,236,624)	$(30,782,849)	(3,263,136)	$(48,813,635)
Net change
Class A	(1,064,942)	$(10,222,757)	(561,400)	$(7,813,577)
Class B	(37,225)	(351,182)	(92,069)	(1,341,049)
Class C	(16,034)	(153,644)	(58,553)	(802,322)
Class I	(1,594,095)	(15,018,294)	(1,450,815)	(21,753,379)
Class R1	82	789	7,299	100,000
Class R2	86	828	7,299	100,000
Class R3	85	832	7,174	100,000
Class R4	87	852	7,174	100,000
	(2,711,956)	$(25,742,576)	(2,133,891)	$(31,310,327)

(i)	For the period from the class’ inception, September 2, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

Class W shares were not available for sale during the period. Please see the fund’s Class W prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established

35

Notes to Financial Statements – continued

unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2009, the fund’s commitment fee and interest expense were $352 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	4,487,966	(4,280,663)	207,303

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$398	$207,303

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Fund (one of the portfolios comprising MFS Series Trust XI) (the “Fund”) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 16, 2009

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

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Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Matthew Krummell Jonathan Sage

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

44

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective June 1, 2008, the Fund changed its name (formerly the Fund was named MFS Union Standard Equity Fund) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance to be relevant. Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst

45

Board Review of Investment Advisory Agreement – continued

performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional separate accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional separate accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

46

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of

47

Board Review of Investment Advisory Agreement – continued

the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

48

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $177,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

49

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2009 and 2008, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	38,230	36,230

	Audit Fees
	2009	2008
Fees billed by E&Y:
MFS Mid Cap Value Fund	24,566	24,100

For the fiscal years ended September 30, 2009 and 2008, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	6,940	6,719	1,068	1,207
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	1,077,192	1,338,026	0	0	178,392	191,422

Aggregate fees for non-audit services:

	2009	2008
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	1,311,717	1,687,586

	Audit- Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2009	2008	2009	2008	2009	2008
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	4,901	5,401	0	0
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2009	2008
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	545,244	211,539

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: November 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: November 16, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 16, 2009

*	Print name and title of each signing officer under his or her signature.